UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 3, 2022

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)
————————————————————————————————————
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.
The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.
As described under Item 8.01 of this Current Report on Form 8-K, on October 3, 2022, Invacare Corporation (the “Company”) issued $5,186,000 in aggregate principal amount of additional 5.68% Convertible Senior Secured Notes due 2026, Tranche I (the “Additional Tranche I Notes”) and $5,183,000 in aggregate principal amount of additional 5.68% Convertible Senior Secured Notes due 2026, Tranche II (the “Additional Tranche II Notes” and together with the Additional Tranche I Notes, the “Notes”) in a private placement to certain funds managed by Highbridge Capital Management LLC (“Highbridge”).
The offerings of the Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes and related guarantees were issued in reliance upon the exemption provided in Section 4(a)(2) and/or Section 3(a)(9) of the Securities Act. The Notes will be convertible, subject to certain conditions, into cash, common shares of the Company (the “Common Shares”) or a combination of cash and Common Shares, at the Company’s election (subject to, and in accordance with, the settlement provisions of the Indentures (as defined below)). Neither the Notes nor the underlying Common Shares (if conversions of the Notes are settled through delivery of Common Shares) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Item 7.01. Regulation FD Disclosure.
On October 3, 2022, the Company issued a press release announcing the Additional Draws and the Additional Closings (each, as defined below).
The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
On October 3, 2022, the Company consummated additional draws (the “Additional Draws”) of an aggregate of $18,500,000 of term loans pursuant to its Credit Agreement, dated as of July 26, 2022 (the “Highbridge Loan Agreement”), with Highbridge, as lenders, Cantor Fitzgerald Securities, as administrative agent, and GLAS Trust Corporation Limited, as collateral agent. Additional commitments of $19,500,000 remain available under the Amended Highbridge Loan Agreement, subject to the satisfaction of certain conditions set forth therein. In connection with the Additional Draws, the Company entered into an amendment to the Highbridge Loan Agreement (as amended, the “Amended Highbridge Loan Agreement”) to, among other changes, include certain guarantor provisions as part of the joining of additional foreign guarantors.
Concurrently with the Additional Draws, the Company consummated additional closings (the “Additional Closings”) under the exchange agreements, each dated as of July 26, 2022 (together, the “Highbridge Exchange Agreements”), entered into with Highbridge and exchanged $13,825,000 in aggregate principal amount of 4.25% Convertible Senior Notes due 2026 held by Highbridge for (i) $5,186,000 in aggregate principal amount of Additional Tranche I Notes, issued pursuant to that certain indenture, dated as of July 26, 2022 (the “Tranche I Indenture”), by and among the Company, the guarantors party thereto, Computershare Trust Company, N.A., as trustee (the “Trustee”), and GLAS Corporation Limited, as notes collateral agent (the “Collateral Agent”), and (ii) $5,183,000 in aggregate principal amount of Additional Tranche II Notes, issued pursuant to that certain indenture, dated as of July 26, 2022 (the “Tranche II Indenture” and, together with the Tranche I Indenture, the “Indentures”), by and among the Company, the guarantors party thereto, the Trustee and the Notes Collateral Agent. In connection with the Additional Closings, the Company entered into supplemental indentures (together, the

“First Supplemental Indentures”) to the Indentures to include certain guarantor provisions as part of the joining of certain additional foreign guarantors.
The foregoing description of the Amended Highbridge Loan Agreement, the Notes and the First Supplemental Indentures is qualified in its entirety by reference to each of the Amended Highbridge Loan Agreement, form of Notes and the First Supplemental Indentures, which are filed as Exhibits 10.01, 4.1, 4.3, 4.4 and 4.6 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1
Form of 5.68% Convertible Senior Secured Notes due 2026, Tranche I (incorporated by reference to Exhibit 4.2 to the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2022).

4.2	Form of Guarantee (incorporated by reference to Exhibit 4.3 to the Form 8-K filed with the SEC on July 26, 2022).
4.3	First Supplemental Indenture, dated as of October 3, 2022, by and among Invacare Corporation, the guarantors party thereto, Computershare Trust Company, N.A., as trustee, and GLAS Corporation Limited, as notes collateral agent.
4.4	Form of 5.68% Convertible Senior Secured Notes due 2026, Tranche II (incorporated by reference to Exhibit 4.5 to the Form 8-K filed with the SEC on July 26, 2022).
4.5	Form of Guarantee (incorporated by reference to Exhibit 4.6 to the Form 8-K filed with the SEC on July 26, 2022).
4.6
First Supplemental Indenture, dated as of October 3, 2022, by and among Invacare Corporation, the guarantors party thereto, Computershare Trust Company, N.A., as trustee, and GLAS Corporation Limited, as notes collateral agent.

10.1
Amendment No. 1 to Credit Agreement, dated as of October 3, 2022, by and among Invacare Corporation, the lenders party thereto, Cantor Fitzgerald Securities, as administrative agent, and GLAS Trust Corporation Limited, as collateral agent.

99.1	Press Release, dated October 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: October 3, 2022	By:	/s/ Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

4.1
Form of 5.68% Convertible Senior Secured Notes due 2026, Tranche I (incorporated by reference to Exhibit 4.2 to the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2022).

4.2	Form of Guarantee (incorporated by reference to Exhibit 4.3 to the Form 8-K filed with the SEC on July 26, 2022).
4.3	First Supplemental Indenture, dated as of October 3, 2022, by and among Invacare Corporation, the guarantors party thereto, Computershare Trust Company, N.A., as trustee, and GLAS Corporation Limited, as notes collateral agent.
4.4	Form of 5.68% Convertible Senior Secured Notes due 2026, Tranche II (incorporated by reference to Exhibit 4.5 to the Form 8-K filed with the SEC on July 26, 2022).
4.5	Form of Guarantee (incorporated by reference to Exhibit 4.6 to the Form 8-K filed with the SEC on July 26, 2022).
4.6
First Supplemental Indenture, dated as of October 3, 2022, by and among Invacare Corporation, the guarantors party thereto, Computershare Trust Company, N.A., as trustee, and GLAS Corporation Limited, as notes collateral agent.

10.1
Amendment No. 1 to Credit Agreement, dated as of October 3, 2022, by and among Invacare Corporation, the lenders party thereto, Cantor Fitzgerald Securities, as administrative agent, and GLAS Trust Corporation Limited, as collateral agent.

99.1	Press Release, dated October 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).